MATERIAL ACCOUNTING POLICY INFORMATION	12 Months Ended
Dec. 31, 2022
Material accounting policy information [Abstract]
Material Accounting Policy Information	Material Accounting Policy Information
a) Statement of Compliance
These consolidated financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”). Accounting policies are consistently applied to all years presented, unless otherwise stated. These consolidated financial statements were approved for issuance by the Board of Directors on February 14, 2023.

b) Basis of Preparation
These consolidated financial statements include the accounts of Barrick, its subsidiaries, its share of joint operations (“JO”) and its equity share of joint ventures (“JV”). For non wholly-owned, controlled subsidiaries, profit or loss for the period that is attributable to non-controlling interests is typically calculated based on the ownership of the minority shareholders in the subsidiary.
Outlined below is information related to our joint arrangements and entities other than 100% owned Barrick subsidiaries at December 31, 2022:

	Place of business	Entity type	Economic interest[1]	Method[2]
Nevada Gold Mines[3,4]	United States	Subsidiary	61.5%	Consolidation
North Mara[3,5]	Tanzania	Subsidiary	84%	Consolidation
Bulyanhulu[3,5]	Tanzania	Subsidiary	84%	Consolidation
Buzwagi[3,5]	Tanzania	Subsidiary	84%	Consolidation
Loulo-Gounkoto[3]	Mali	Subsidiary	80%	Consolidation
Tongon[3]	Côte d’Ivoire	Subsidiary	89.7%	Consolidation
Pueblo Viejo[3]	Dominican Republic	Subsidiary	60%	Consolidation
Reko Diq Project[3,6]	Pakistan	Subsidiary	50%	Consolidation
Norte Abierto Project	Chile	JO	50%	Our share
Donlin Gold Project	United States	JO	50%	Our share
Porgera Mine[7,8]	Papua New Guinea	JO	47.5%	Our share
Veladero	Argentina	JO	50%	Our share
Kibali[9]	Democratic Republic of Congo	JV	45%	Equity Method
Jabal Sayid[9]	Saudi Arabia	JV	50%	Equity Method
Zaldívar[9]	Chile	JV	50%	Equity Method
[1]Unless otherwise noted, all of our JOs are funded by contributions made by the parties sharing joint control in proportion to their economic interest.
[2]For our JOs, we recognize our share of any assets, liabilities, revenues and expenses of the JO.
3We consolidate our interests in Carlin, Cortez, Turquoise Ridge, Phoenix, Long Canyon, North Mara, Bulyanhulu, Buzwagi, Loulo-Gounkoto, Tongon, Pueblo Viejo and the Reko Diq project and record a non-controlling interest for the interest that we do not own.
[4]Included within our 61.5% interest in Carlin is Nevada Gold Mines’ (“NGM”) 60% interest in South Arturo. On September 7, 2021, NGM announced it had entered into an Exchange Agreement with i-80 Gold to acquire the 40% interest in South Arturo that NGM did not already own in exchange for the Lone Tree and Buffalo Mountain properties and infrastructure. The exchange transaction closed on October 14, 2021, bringing Barrick’s ownership of South Arturo to 61.5%.
[5]The Government of Tanzania receives half of the economic benefits from the Tanzanian operations (Bulyanhulu, Buzwagi and North Mara) from taxes, royalties, clearing fees and participation in all cash distributions made by the mines, after the recoupment of capital investments. Earnings are recorded proportionally based on our equity interests each period in accordance with the terms of the agreement with the Government of Tanzania.
6On December 15, 2022, we completed the reconstitution of the Reko Diq project, bringing Barrick’s interest in the joint operation from 37.5% (equity method) to 50% (consolidated subsidiary). Refer to note 4 for further details.
7We have joint control given that decisions about relevant activities require unanimous consent of the parties to the joint operation.
8We recognize our share of Porgera on a 47.5% interest basis, reflecting Barrick’s undisputed ownership position prior to April 24, 2020, and the ownership position Barrick is asserting in its legal proceedings in the Papua New Guinea (“PNG”) court. On August 16, 2019, the special mining lease (the “SML”) at Porgera was terminated and on April 24, 2020, the PNG government indicated that the SML would not be extended. On April 9, 2021, the PNG government and Barrick Nuigini Limited (“BNL”), the 95% owner and operator of the Porgera joint venture, agreed on a partnership for the future ownership and operation of the mine under a binding Framework Agreement. The Framework Agreement was replaced by the more detailed Porgera Project Commencement Agreement (“PPCA)”, which became effective on February 3, 2022. Under the terms of the binding PPCA, ownership of Porgera will be held in a new joint venture owned 51% by PNG stakeholders and 49% by BNL or an affiliate. BNL is jointly owned on a 50/50 basis by Barrick and Zijin Mining Group and therefore Barrick expects to hold a 24.5% interest in the Porgera mine following the implementation of the PPCA. BNL will retain operatorship of the mine. The parties are working towards the signing of definitive agreements, at which time, full mine recommencement work will begin. For additional information, see note 35.
[9]Barrick has commitments of $558 million relating to its interest in the joint ventures, including purchase obligations disclosed in note 17 and capital commitments disclosed in note 19.

c) Business Combinations
On the acquisition of a business, the acquisition method of accounting is used.

d) Foreign Currency Translation
The functional currency of all of our operations is the US dollar. We translate non-US dollar balances for these operations into US dollars as follows:
▪Property, plant and equipment (“PP&E”), intangible assets and equity method investments using the rates at the time of acquisition;
▪Fair value through other comprehensive income (“FVOCI”) equity investments using the closing exchange rate as at the balance sheet date with translation gains and losses permanently recorded in Other Comprehensive Income (“OCI”);
▪Deferred tax assets and liabilities using the closing exchange rate as at the balance sheet date with translation gains and losses recorded in income tax expense;
▪Other assets and liabilities using the closing exchange rate as at the balance sheet date with translation gains and losses recorded in other income/expense; and
▪Income and expenses using the average exchange rate for the period, except for expenses that relate to non-monetary assets and liabilities measured at historical rates, which are translated using the same historical rate as the associated non-monetary assets and liabilities.

e) Revenue Recognition
We sell our production in the world market through the following distribution channels: gold bullion is sold in the gold spot market, to independent refineries or to our non-controlling interest holders; and gold and copper concentrate is sold to independent smelting or trading companies.

Gold Bullion Sales
Gold bullion is sold primarily in the London spot market. The sale price is fixed on the date of sale based on the gold spot price. Generally, we record revenue from gold bullion sales at the time of physical delivery, which is also the date that title to the gold passes.

Concentrate Sales
Under the terms of concentrate sales contracts with independent smelting companies, gold and copper sales prices are provisionally set on a specified future date after shipment based on market prices. We record revenues under these contracts at the time of shipment, which is also when the risk and rewards of ownership pass to the smelting companies, using forward market gold and copper prices on the expected date that final sales prices will be determined. Variations between the price recorded at the shipment date and the actual final price set under the smelting contracts are caused by changes in market gold and copper prices, which result in the existence of an embedded derivative in accounts receivable. The embedded derivative is recorded at fair value each period until final settlement occurs, with changes in fair value classified as provisional price adjustments and included in revenue in the consolidated statement of income and presented separately in note 6 of these consolidated financial statements.

Streaming Arrangements
As the deferred revenue on streaming arrangements is considered variable consideration, an adjustment is made to the transaction price per unit each time there is a change in the underlying production profile of a mine (typically in the fourth quarter of each year). The change in the transaction price per unit results in a cumulative catch-up adjustment to revenue in the period in which the change is made, reflecting the new production profile expected to be delivered under the streaming agreement. A corresponding cumulative catch-up adjustment is made to accretion expense, reflecting the impact of the change in the deferred revenue balance.

f) Exploration and Evaluation
Exploration expenditures are the costs incurred in the initial search for mineral deposits with economic potential or in the process of obtaining more information about existing mineral deposits. Exploration expenditures typically include costs associated with prospecting, sampling, mapping, diamond drilling and other work involved in searching for ore.
Evaluation expenditures are the costs incurred to establish the technical and commercial viability of developing mineral deposits identified through exploration activities or by acquisition. Evaluation expenditures include the cost of; (i) establishing the volume and grade of deposits through drilling of core samples, trenching and sampling activities in an ore body that is classified as either a mineral resource or a proven and probable reserve; (ii) determining the optimal methods of extraction and metallurgical and treatment processes; (iii) studies related to surveying, transportation and infrastructure requirements; (iv) permitting activities; and (v) economic evaluations to determine whether development of the mineralized material is commercially justified, including scoping, pre-feasibility and final feasibility studies.
Exploration and evaluation expenditures are expensed as incurred unless management determines that probable future economic benefits will be generated as a result of the expenditures. Once the technical feasibility and commercial viability of a program or project has been demonstrated with a pre-feasibility study, and we have recognized reserves in accordance with the Canadian Securities Administrators’ National Instrument 43-101 - Standards of Disclosure for Mineral Projects, we account for future expenditures incurred in the development of that program or project in accordance with our policy for Property, Plant and Equipment, as described in note 2l.

g) Production Stage
A mine that is under construction is determined to enter the production stage when the project is in the location and condition necessary for it to be capable of operating in the manner intended by management. We use the following factors to assess whether these criteria have been met: (1) the level of capital expenditures compared to construction cost estimates; (2) the completion of a reasonable period of commissioning and testing of mine plant and equipment; (3) the ability to produce minerals in saleable form (within specifications); and (4) the ability to sustain ongoing production of minerals.
When a mine construction project moves into the production stage, the capitalization of certain mine construction costs ceases and costs are either capitalized to inventory or expensed, except for capitalizable costs related to property, plant and equipment additions or improvements, open pit stripping activities that provide a future benefit, underground mine development or expenditures that meet the criteria for capitalization in accordance with IAS 16 Property, Plant and Equipment.

h) Taxation
Current tax for each taxable entity is based on the local taxable income at the local statutory tax rate enacted or substantively enacted at the balance sheet date and includes adjustments to tax payable or recoverable in respect of previous periods.
Deferred tax is recognized using the balance sheet method in respect of all temporary differences between the tax bases of assets and liabilities, and their carrying amounts for financial reporting purposes, except as indicated below.
Deferred income tax liabilities are recognized for all taxable temporary differences, except:
•Where the deferred income tax liability arises from the initial recognition of goodwill, or the initial recognition of an asset or liability in an acquisition that is not a business combination and, at the time of the acquisition, affects neither the accounting profit nor taxable profit or loss; and
•In respect of taxable temporary differences associated with investments in subsidiaries and interests in joint arrangements, where the timing of the reversal of the temporary differences can be controlled and it is probable that the temporary differences will not reverse in the foreseeable future.
Deferred income tax assets are recognized for all deductible temporary differences and the carry forward of unused tax assets and unused tax losses, to the extent that it is probable that taxable profit will be available against which the deductible temporary differences and the carry forward of unused tax assets and unused tax losses can be utilized, except:
•Where the deferred income tax asset relating to the deductible temporary difference arises from the initial recognition of an asset or liability in an acquisition that is not a business combination and, at the time of the acquisition, affects neither the accounting profit nor taxable profit or loss; and
•In respect of deductible temporary differences associated with investments in subsidiaries and interests in joint arrangements, deferred tax assets are recognized only to the extent that it is probable that the temporary differences will reverse in the foreseeable future and taxable profit will be available against which the temporary differences can be utilized.

The carrying amount of deferred income tax assets is reviewed at each balance sheet date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred income tax asset to be utilized. To the extent that an asset not previously recognized fulfills the criteria for recognition, a deferred income tax asset is recorded.
Deferred tax is measured on an undiscounted basis at the tax rates that are expected to apply in the periods in which the asset is realized or the liability is settled, based on tax rates and tax laws enacted or substantively enacted at the balance sheet date.
Current and deferred tax relating to items recognized directly in equity are recognized in equity and not in the income statement.
The Company is subject to assessments by various taxation authorities, who may interpret tax legislation differently than the Company. Tax liabilities for uncertain tax positions are adjusted by the Company to reflect its best estimate of the probable outcome of assessments and in light of changing facts and circumstances, such as the completion of a tax audit, expiration of a statute of limitations, the refinement of an estimate, and interest accruals associated with the uncertain tax positions until they are resolved. Some of these adjustments require significant judgment in estimating the timing and amount of any additional tax expense.

Royalties and Special Mining Taxes
Income tax expense includes the cost of royalties and special mining taxes payable to governments that are calculated based on a percentage of taxable profit whereby taxable profit represents net income adjusted for certain items defined in the applicable legislation.

Indirect Taxes
Indirect tax recoverable is recorded at its undiscounted amount, and is disclosed as non-current if not expected to be recovered within twelve months.

i) Other Investments
Investments in publicly quoted equity securities that are neither subsidiaries nor associates are categorized as FVOCI pursuant to the irrevocable election available in IFRS 9 for these instruments. FVOCI equity investments are recorded at fair value with all realized and unrealized gains and losses recorded permanently in OCI. Warrant investments are classified as fair value through profit or loss (“FVPL”).

j) Inventory
Material extracted from our mines is classified as either ore or waste. Ore represents material that, at the time of extraction, we expect to process into a saleable form and sell at a profit. Raw materials are comprised of both ore in stockpiles and ore on leach pads as processing is required to extract benefit from the ore. Ore is accumulated in stockpiles that are subsequently processed into gold/copper in a saleable form. The recovery of gold and copper from certain oxide ores is achieved through the heap leaching process. Work in process represents gold/copper in the processing circuit that has not completed the production process, and is not yet in a saleable form. Finished goods inventory represents gold/copper in saleable form.
Metal inventories are valued at the lower of cost and net realizable value. Cost is determined on a weighted average basis and includes all costs incurred, based on a normal production capacity, in bringing each product to its present location and condition. Cost of inventories comprises: direct labor, materials and contractor expenses, including non-capitalized stripping costs; depreciation on PP&E including capitalized stripping costs; and an allocation of general and administrative costs. As ore is removed for processing, costs are removed based on the average cost per ounce/pound in the stockpile. Net realizable value is determined with reference to relevant market prices less applicable variable selling and downstream processing costs. Inventory provisions are reversed to reflect subsequent improvements in net realizable value where the inventory is still on hand.
Mine operating supplies represent commodity consumables and other raw materials used in the production process, as well as spare parts and other maintenance supplies that are not classified as capital items. Provisions are recorded to reduce mine operating supplies to net realizable value, which is generally calculated by reference to its salvage or scrap value, when it is determined that the supplies are obsolete.

k) Royalties
Certain of our properties are subject to royalty arrangements based on mineral production at the properties. The primary type of royalty is a net smelter return (“NSR”) royalty. Under this type of royalty we pay the holder an amount calculated as the royalty percentage multiplied by the value of gold production at market gold prices less third-party smelting, refining and transportation costs. Royalty expense is recorded on completion of the production or sales process in cost of sales. Other types of royalties include:
•Net profits interest (“NPI”) royalty to a party other than a government,
•Modified NSR royalty,
•Net smelter return sliding scale (“NSRSS”) royalty,
•Gross proceeds sliding scale (“GPSS”) royalty,
•Gross smelter return (“GSR”) royalty,
•Net value (“NV”) royalty,
•Land tenement (“LT”) royalty, and a
•Gold revenue royalty.

l) Property, Plant and Equipment

Estimated useful lives of Major Asset Categories

Buildings, plant and equipment	1 - 38 years
Underground mobile equipment	3 - 7 years
Light vehicles and other mobile equipment	1 - 7 years
Furniture, computer and office equipment	1 - 7 years

Buildings, Plant and Equipment
At acquisition, we record buildings, plant and equipment at cost, including all expenditures incurred to prepare an asset for its intended use. These expenditures consist of: the purchase price; brokers’ commissions; and installation costs including architectural, design and engineering fees, legal fees, survey costs, site preparation costs, freight charges, transportation insurance costs, duties, testing and preparation charges.
Buildings, plant and equipment are depreciated on a straight-line basis over their expected useful life, which commences when the assets are considered available for use. Once buildings, plant and equipment are considered available for use, they are measured at cost less accumulated depreciation and applicable impairment losses.
Depreciation on equipment utilized in the development of assets, including open pit and underground mine development, is recapitalized as development costs attributable to the related asset.

Mineral Properties
Mineral properties consist of: the fair value attributable to mineral reserves and resources acquired in a business combination or asset acquisition; underground mine development costs; open pit mine development costs; capitalized exploration and evaluation costs; and capitalized interest. In addition, we incur project costs which are generally capitalized when the expenditures result in a future benefit.

i) Acquired Mining Properties
On acquisition of a mining property, we prepare an estimate of the fair value attributable to the proven and probable mineral reserves, mineral resources and exploration potential attributable to the property. The estimated fair value attributable to the mineral reserves and the portion of mineral resources considered to be probable of economic extraction at the time of the acquisition is depreciated on a units of production (“UOP”) basis whereby the denominator is the proven and probable reserves and the portion of mineral resources considered to be probable of economic extraction based on the current life of mine (“LOM”) plan that benefit from the development and are considered probable of economic extraction. The estimated fair value attributable to mineral resources that are not considered to be probable of economic extraction at the time of the acquisition is not subject to depreciation until the resources become probable of economic extraction in the future. The estimated fair value attributable to exploration licenses is recorded as an intangible asset and is not subject to depreciation until the property enters production.

ii) Underground Mine Development Costs
At our underground mines, we incur development costs to build new shafts, drifts and ramps that will enable us to physically access ore underground. The time over which we will continue to incur these costs depends on the mine life. These underground development costs are capitalized as incurred.
Capitalized underground development costs are depreciated on a UOP basis, whereby the denominator is the estimated ounces/pounds of gold/copper in proven and probable reserves and the portion of resources considered probable of economic extraction based on the current LOM plan that benefit from the development and are considered probable of economic extraction.

iii) Open Pit Mine Development Costs
In open pit mining operations, it is necessary to remove overburden and other waste materials to access ore from which minerals can be extracted economically. The process of mining overburden and waste materials is referred to as stripping. Stripping costs incurred in order to provide initial access to the ore body (referred to as pre-production stripping) are capitalized as open pit mine development costs.
Pre-production stripping costs are capitalized until an “other than de minimis” level of mineral is extracted, after which time such costs are either capitalized to inventory or, if it qualifies as an open pit stripping activity that provides a future benefit, to PP&E. We consider various relevant criteria to assess when an “other than de minimis” level of mineral is produced. Some of the criteria considered would include, but are not limited to, the following: (1) the amount of minerals mined versus total ounces in ore expected over the LOM; (2) the amount of ore tonnes mined versus total LOM expected ore tonnes mined; (3) the current stripping ratio versus the strip ratio expected over the LOM; and (4) the ore grade mined versus the grade expected over the LOM.
Stripping costs incurred during the production stage of an open pit are accounted for as costs of the inventory produced during the period that the stripping costs are incurred, unless these costs are expected to provide a future economic benefit to an identifiable component of the ore body. Components of the ore body are based on the distinct development phases identified by the mine planning engineers when determining the optimal development plan for the open pit. Production phase stripping costs generate a future economic benefit when the related stripping activity: (1) improves access to a component of the ore body to be mined in the future; (2) increases the fair value of the mine (or open pit) as access to future mineral reserves becomes less costly; and (3) increases the productive capacity or extends the productive life of the mine (or open pit). Production phase stripping costs that are expected to generate a future economic benefit are capitalized as open pit mine development costs.
Capitalized open pit mine development costs are depreciated on a UOP basis whereby the denominator is the estimated ounces/pounds of gold/copper in proven and probable reserves and the portion of resources considered probable of economic extraction based on the current LOM plan that benefit from the development and are considered probable of economic extraction.

Construction-in-Progress
Assets under construction are capitalized as construction-in-progress until the asset is available for use. The cost of construction-in-progress comprises its purchase price and any costs directly attributable to bringing it into working condition for its intended use. Construction-in-progress amounts related to development projects are included in the carrying amount of the development project. Construction-in-progress amounts incurred at operating mines are presented as a separate asset within PP&E. Construction-in-progress also includes deposits on long lead items. Construction-in-progress is not depreciated. Depreciation commences once the asset is complete, commissioned and available for use.

Capitalized Interest
We capitalize interest costs for qualifying assets. Qualifying assets are assets that require a significant amount of time to prepare for their intended use, including projects that are in the exploration and evaluation, development or construction stages. Qualifying assets also include significant expansion projects at our operating mines. Capitalized interest costs are considered an element of the cost of the qualifying asset which is determined based on gross expenditures incurred on an asset. Capitalization ceases when the asset is substantially complete or if active development is suspended or ceases. Where the funds used to finance a qualifying asset form part of general borrowings, the amount capitalized is calculated using a weighted average of rates applicable to the relevant borrowings during the period. Where funds borrowed are directly attributable to a qualifying asset, the amount capitalized represents the borrowing costs specific to those borrowings. Where surplus funds available out of money borrowed specifically to finance a project are temporarily invested, the total capitalized interest is reduced by income generated from short-term investments of such funds.

m) Impairment (and Reversals of Impairment) of Non-Current Assets
We review and test the carrying amounts of PP&E and intangible assets with finite lives when an indicator of impairment is considered to exist. Impairment assessments on PP&E and intangible assets are conducted at the level of the cash generating unit (“CGU”), which is the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and includes liabilities specific to the CGU. For operating mines and projects, the individual mine/project represents a CGU for impairment testing.
The recoverable amount of a CGU is the higher of Value in Use (“VIU”) and Fair Value Less Costs of Disposal (“FVLCD”). We have determined that the FVLCD is greater than the VIU amounts and is therefore used as the recoverable amount for impairment testing purposes. An impairment loss is recognized for any excess of the carrying amount of a CGU over its recoverable amount where both the recoverable amount and carrying value include the associated other assets and liabilities, including taxes where applicable, of the CGU. Where it is not appropriate to allocate the loss to a separate asset, an impairment loss related to a CGU is allocated to the carrying amount of the assets of the CGU on a pro rata basis based on the carrying amount of its non-monetary assets.

Impairment Reversal
An assessment is made at each reporting date to determine whether there is an indication that previously recognized impairment losses may no longer exist or may have decreased. A previously recognized impairment loss is reversed only if there has been a change in the assumptions used to determine the CGU’s recoverable amount since the last impairment loss was recognized. This reversal is recognized in the consolidated statements of income and is limited to the carrying value that would have been determined, net of any depreciation where applicable, had no impairment charge been recognized in prior years. When an impairment reversal is undertaken, the recoverable amount is assessed by reference to the higher of VIU and FVLCD. We have determined that the FVLCD is greater than the VIU amounts and is therefore used as the recoverable amount for impairment testing purposes.

n) Intangible Assets
On acquisition of a mineral property in the exploration stage, we prepare an estimate of the fair value attributable to the exploration licenses acquired, including the fair value attributable to mineral resources, if any, of that property. The fair value of the exploration license is recorded as an intangible asset (acquired exploration potential) as at the date of acquisition. When an exploration stage property moves into development, the acquired exploration potential attributable to that property is transferred to mining interests within PP&E.
We also have water rights associated with our mineral properties. Upon acquisition, they are measured at initial cost and are depreciated when they are being used. They are also subject to impairment testing when an indicator of impairment is considered to exist.

o) Goodwill
Goodwill is tested for impairment in the fourth quarter and also when there is an indicator of impairment. At the date of acquisition, goodwill is assigned to the CGU or group of CGUs that is expected to benefit from the synergies of the business combination. For the purposes of impairment testing, goodwill is allocated to the Company’s operating segments, which are our individual minesites, and corresponds to the level at which goodwill is internally monitored by the Chief Operating Decision Maker (“CODM”). Goodwill impairment charges are not reversible.

p) Debt
Debt is recognized initially at fair value, net of financing costs incurred, and subsequently measured at amortized cost. Any difference between the amounts originally received and the redemption value of the debt is recognized in the consolidated statements of income over the period to maturity using the effective interest method.

q) Environmental Rehabilitation Provision
Mining, extraction and processing activities normally give rise to obligations for environmental rehabilitation. Rehabilitation work can include facility decommissioning and dismantling; removal or treatment of waste materials; site and land rehabilitation, including compliance with and monitoring of environmental regulations; security and other site-related costs required to perform the rehabilitation work; and operation of equipment designed to reduce or eliminate environmental effects. The extent of work required and the associated costs are dependent on the requirements of relevant authorities and our environmental policies. Routine operating costs that may impact the ultimate closure and rehabilitation activities, such as waste material handling conducted as an integral part of a mining or production process, are not included in the provision. Abnormal costs arising from unforeseen circumstances, such as the contamination caused by unplanned discharges, are recognized as an expense and liability when the event that gives rise to an obligation occurs and reliable estimates of the required rehabilitation costs can be made.
Provisions for the cost of each rehabilitation program are normally recognized at the time that an environmental disturbance occurs or a new legal or constructive obligation is determined. When the extent of disturbance increases over the life of an operation, the provision is increased accordingly. The major parts of the carrying amount of provisions relate to closure/rehabilitation of tailings facilities, heap leach pads and waste dumps; demolition of buildings/mine facilities; ongoing water treatment; and ongoing care and maintenance and security of closed mines. Costs included in the provision encompass all closure and rehabilitation activity expected to occur progressively over the life of the operation at the time of closure and post-closure in connection with disturbances as at the reporting date. Estimated costs included in the determination of the provision reflect the risks and probabilities of alternative estimates of cash flows required to settle the obligation at each particular operation. The expected rehabilitation costs are estimated based on the cost of external contractors performing the work or the cost of performing the work internally depending on management’s intention.
The timing of the actual rehabilitation expenditure is dependent upon a number of factors such as the life and nature of the asset, the operating license conditions and the environment in which the mine operates. Expenditures may occur before and after closure and can continue for an extended period of time depending on rehabilitation requirements. Rehabilitation provisions are measured at the expected value of future cash flows, which exclude the effect of inflation, discounted to their present value using a current US dollar real risk-free pre-tax discount rate. The unwinding of the discount, referred to as accretion expense, is included in finance costs and results in an increase in the amount of the provision. Provisions are updated each reporting period for changes to expected cash flows and for the effect of changes in the discount rate, and the change in estimate is added or deducted from the related asset and depreciated over the expected economic life of the operation to which it relates.
Significant judgments and estimates are involved in forming expectations of future activities, the amount and timing of the associated cash flows and the period over which we estimate those cash flows. Those expectations are formed based on existing environmental and regulatory requirements or, if more stringent, our environmental policies which give rise to a constructive obligation.
When provisions for closure and rehabilitation are initially recognized, the corresponding cost is capitalized as an asset, representing part of the cost of acquiring the future economic benefits of the operation. The capitalized cost of closure and rehabilitation activities is recognized in PP&E and depreciated over the expected economic life of the operation to which it relates.
Adjustments to the estimated amount and timing of future closure and rehabilitation cash flows are a normal occurrence in light of the significant judgments and estimates involved. The principal factors that can cause expected cash flows to change are: the construction of new processing facilities; changes in the quantities of material in reserves and resources with a corresponding change in the life of mine plan; changing ore characteristics that impact required environmental protection measures and related costs; changes in water quality or volumes that impact the extent of water treatment required; changes in discount rates; changes in foreign exchange rates; changes in Barrick’s closure policies; and changes in laws and regulations governing the protection of the environment.
Rehabilitation provisions are adjusted as a result of changes in estimates and assumptions. Those adjustments are accounted for as a change in the corresponding cost of the related assets, including the related mineral property, except where a reduction in the provision is greater than the remaining net book value of the related assets, in which case the value is reduced to nil and the remaining adjustment is recognized in the consolidated statements of income. In the case of closed sites, changes in estimates and assumptions are recognized immediately in the consolidated statements of income. For an operating mine, the adjusted carrying amount of the related asset is depreciated prospectively. Adjustments also result in changes to future finance costs. Provisions are discounted to their present value using a current US dollar real risk-free pre-tax discount rate and the accretion expense is included in finance costs.

r) Stock-Based Compensation
We recognize the expense related to these plans over the vesting period, beginning once the grant has been approved and announced to the beneficiaries.
Barrick offers cash-settled (Restricted Share Units (“RSU”), Deferred Share Units (“DSU”) and Performance Granted Share Units (“PGSU”)) awards to certain employees, officers and directors of the Company.

Restricted Share Units
Under our Long-Term Incentive Plan, selected employees are granted RSUs where each RSU has a value equal to one Barrick common share. RSUs generally vest within three years in cash and the after-tax value of the award may be used to purchase common shares on the open market, depending on the terms of the grant. Additional RSUs are credited to reflect dividends paid on Barrick common shares over the vesting period.
A liability for RSUs is measured at fair value on the grant date and is subsequently adjusted for changes in fair value. The liability is recognized on a straight-line basis over the vesting period, with a corresponding charge to compensation expense, as a component of general and administrative expenses and cost of sales. Compensation expenses for RSUs incorporate an estimate for expected forfeiture rates based on which the fair value is adjusted.

Deferred Share Units
Under our DSU plan, Directors must receive at least 63.6% of their basic annual retainer in the form of DSUs or cash to purchase common shares that cannot be sold, transferred or otherwise disposed of until the Director leaves the Board. Each DSU has the same value as one Barrick common share. DSUs must be retained until the Director leaves the Board, at which time the cash value of the DSUs is paid out. Additional DSUs are credited to reflect dividends paid on Barrick common shares. The initial fair value of the liability is calculated as of the grant date and is recognized immediately. Subsequently, at each reporting date and on settlement, the liability is remeasured, with any change in fair value recorded as compensation expense in the period.

Performance Granted Share Units
Under our PGSU plan, selected employees are granted PGSUs, where each PGSU has a value equal to one Barrick common share. Annual PGSU awards are determined based on a multiple ranging from three to six times base salary (depending on position and level of responsibility) multiplied by a performance factor. The number of PGSUs granted to a plan participant is determined by dividing the dollar value of the award by the closing price of Barrick common shares on the day prior to the grant, or if the grant date occurs during a blackout period, by the greater of (i) the closing price of Barrick common shares on the day prior to the grant date and (ii) the closing price of Barrick common shares on the first day following the expiration of the blackout.
PGSUs vest within three years in cash, and the after-tax value of the award is used to purchase common shares on the open market. Generally, these shares cannot be sold until the employee meets their share ownership requirement (in which case only those Barrick shares in excess of the requirement can be sold), or until they retire or leave the company.
The initial fair value of the liability is calculated as of the grant date and is recognized within compensation expense using the straight-line method over the vesting period. Subsequently, at each reporting date and on settlement, the liability is remeasured, with any changes in fair value recorded as compensation expense.

s) New Accounting Standards Issued But Not Yet Effective
Certain new accounting standards and interpretations have been published that are not mandatory for the current period and have not been early adopted. These standards are not expected to have a material impact on Barrick in the current or future reporting periods.